Assets held for sale	12 Months Ended
Dec. 31, 2021
Minera Yanacocha SRL and subsidiary [Member]
Disclosure of financial assets [line items]
Assets held for sale

10.   Assets held for sale

During 2021, the Company entered into a binding agreement to sell certain equipment and assets for the Conga project, for total cash proceeds of US$68 million , net of associated cost for sale for US$46 million. The book value of these assets before classification as held for sale was US$174 million (includes [i] the book value of assets included in the sales agreement for US$79 million and [ii] book value of services and other assets capitalized for US$95 million), accordingly, the Company recognized an expense of US$152 million. Pursuant to the terms of the agreement, the sale is expected to close upon delivery of the assets and receipt of the final payment at which time title and control of the assets will transfer, currently expected to occur within approximately one year. As of December 31, 2021, the Company has collected US$17 million as part of the initial payment of the transaction included in "Other current liabilities", see note 13.

Upon entering the binding agreement, the Conga mill assets have been reclassified as held for sale, included in Assets held for sales on the Consolidated statement of financial position as of December 31, 2021, and measured at its fair value less costs to sell. As of December 31, 2021, the value of assets held for sale is US$22 million.

Subsequent to the loss recognized, the remaining total assets at Conga as of December 31, 2021 amounted approximately to US$262 million. As of December 31, 2021, the Company has not identified events or changes in circumstances that indicate that the remaining carrying value of the Conga project is not recoverable. Although the Company has entered into the binding agreement to sell the Conga mill assets, it will continue to evaluate long-term options to progress development of the Conga project.